UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2020

EXACT SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35092	02-0478229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI 53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  608-535-8815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 22, 2020, the Board of Directors of Exact Sciences Corporation (the “Company”) appointed Freda Lewis-Hall, M.D., DFAPA to serve as a Class II director until the 2020 Annual Meeting of Stockholders.

Dr. Lewis-Hall served as Chief Patient Officer and Executive Vice President of Pfizer Inc. (NYSE: PFE) from January 2019 to December 2019. She acted as a Senior Medical Advisor to the CEO until her retirement in March 2020. From 2009 to December 2019, Dr. Lewis-Hall served as Pfizer’s Chief Medical Officer and Executive Vice President. Prior to joining Pfizer in 2009, Dr. Lewis-Hall held various senior leadership positions including Chief Medical Officer and Executive Vice President, Medicines Development at Vertex Pharmaceuticals, Inc., a biopharmaceutical company, from 2008 to 2009, and Senior Vice President, U.S. Pharmaceuticals, Medical Affairs for Bristol-Myers Squibb Co. from 2003 to 2008.

Dr. Lewis-Hall serves on the board of directors of SpringWorks Therapeutics, Inc. (NASDAQ: SWTX) and 1Life Healthcare, Inc. (NASDAQ: ONEM). From December 2014 to May 2017, she served on the board of directors of Tenet Healthcare Corporation (NYSE: THC). Dr. Lewis-Hall currently serves on the board of fellows of The Harvard School and the board of advisors of the Dell Medical School.  She also serves as a member of the board of governors for the Patient-Centered Outcomes Research Institute. Dr. Lewis-Hall earned a B.A. in Natural Sciences from Johns Hopkins University and an M.D. from Howard University College of Medicine.

Dr. Lewis-Hall will receive compensation for her service as a director in accordance with the Company’s Non-Employee Director Compensation Policy filed herewith as Exhibit 10.1 and incorporated herein by reference (the “Director Compensation Policy”). Pursuant to the Non-Employee Director Compensation Policy, in connection with her initial appointment to the Board of Directors, Dr. Lewis-Hall received a stock award valued at $375,000.

9.01.	Financial Statements and Exhibits.

Exhibits

The following exhibit is filed herewith:

Exhibit No.	Exhibit Description

10.1	Non-Employee Director Compensation Policy dated April 22, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: April 24, 2020	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer

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